================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         MICHAEL ANTHONY JEWELERS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [MICHAEL ANTHONY JEWELERS LOGO]



May 26, 2000


Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Michael Anthony Jewelers, Inc. to be held at 10:00 A.M. on Monday, June 26, 2000 at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550.

You will be asked at the meeting to approve the election of three directors constituting Class 1 of the board of directors.

Management will report on Michael Anthony's affairs and a discussion period will be held for questions and comments.

The board of directors appreciates and encourages stockholder participation in Michael Anthony's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,


/s/ Michael Paolercio

Michael Paolercio
Co-Chairman of the Board and
Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------



                                                       Mount Vernon, New York
                                                       May 26, 2000

         The annual meeting of the stockholders of Michael Anthony Jewelers, Inc. will be held at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York on Monday, June 26, 2000, at 10:00 A.M. for the following purposes:

         1. To elect three (3) directors to Class 1 of the board of directors to serve until 2003 or until their successors are duly elected and take office.

         2. To transact any other business which may properly come before the meeting.

         Stockholders of record at the close of business on May 3, 2000, will be entitled to notice of and to vote at the meeting.

         Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.


                                                 /s/ Michael Wager

                                                 Michael Wager
                                                 Secretary


                             YOUR VOTE IS IMPORTANT

                 YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN
                 YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN
                          ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Michael Anthony Jewelers, Inc. for use at the annual meeting of stockholders to be held on Monday, June 26, 2000, at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York at 10:00 a.m., local time, and at any adjournment or postponement of the meeting. This statement and the accompanying proxy, together with our annual report to stockholders for the fiscal year ended January 29, 2000, are being mailed to stockholders on or about May 26, 2000. Proxies will be solicited primarily by mail, but additional solicitation may be made by our employees. All solicitation expenses, including the costs of preparing, assembling and mailing the proxy materials, will be paid for by Michael Anthony.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, management will report on our performance during fiscal 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, May 3, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding on May 3, 2000, will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,357,643 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to American Stock Transfer, our transfer agent and registrar, it will be voted as you instruct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or you may vote in person.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Michael Anthony either a notice of revocation or a duly executed proxy bearing a later date. If you vote in person at the meeting, your proxy will be revoked. However, attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. In summary, the board recommends a vote FOR election of the nominated slate of directors (see pages 6-9).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors, or if no recommendation is given, using their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

                  Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

                  Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the annual meeting, three directors for Class 1 of the board of directors are to be elected for three-year terms expiring in 2003 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. All of the nominees are currently serving as directors of Michael Anthony. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

         In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the board of directors for the remainder of the full term. The directors will be elected by a plurality of the votes cast at the meeting.

         Directors who are not salaried officers of Michael Anthony receive (a) $2,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) in person or $1,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) by telephone conference, up to an aggregate of $15,000 per fiscal year, (b) a stock option awarded under Michael Anthony's Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on each anniversary date of their election to the board and (c) an annual award of shares of Michael Anthony's common stock worth $5,000 on the date of Michael Anthony's annual meeting of stockholders. In 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan for Non-Employee Directors. The plan provides for payment of the sum of the Non-Employee Director's regular compensation at the rate in effect at the time of the change of control. The payment is triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board, and the services of the Director are terminated within 12 months of the change of control.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

         The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

NOMINEES FOR DIRECTORS

                                     CLASS 1
                           FOR A TERM EXPIRING IN 2003

NAME                      AGE         HAS SERVED AS                         PRINCIPAL OCCUPATION
----                      ---         DIRECTOR SINCE                       AND BUSINESS EXPERIENCE
                                      --------------                       -----------------------

Michael A. Paolercio      53              1986           Since February 1993, Mr. Paolercio has been Senior Vice
                                                         President and Treasurer of Michael Anthony. From 1991 to
                                                         1993, he was a financial consultant to Michael Anthony.
                                                         Prior to joining Michael Anthony, Mr. Paolercio was
                                                         First Senior Vice President of National Community Bank
                                                         of New Jersey from 1990 to 1991 and was Senior Vice
                                                         President of First Fidelity Bank, N.A., New Jersey from
                                                         1987 to 1990. Mr. Paolercio is Michael W. and Anthony
                                                         Paolercio's cousin.

Michael Wager             48              1988           Since April 2000, Mr. Wager has been President of
(1)(3)(4)                                                NaviNet, Inc. a wholly owned subsidiary of Navidec, Inc.
                                                         (NMS: NVDC).  In addition, since 1989, Mr. Wager has
                                                         been a partner in the law firm of Benesch, Friedlander,
                                                         Coplan & Aronoff LLP, counsel to Michael Anthony. He has
                                                         been Secretary of Michael Anthony since November 1998.
                                                         Mr. Wager is also a director of American Speedy Printing
                                                         Centers, Inc. and Navidec, Inc.

Donald R. Miller          72              1995           Mr. Miller has been a management consultant in the
(2)(3)(4)                                                retail and consumer service sectors since 1956. Since
                                                         1995, he has been Board Chair of Nash Finch Company, a
                                                         wholesale/retail distributor of food and related
                                                         products.  Mr. Miller has been a director of Nash Finch
                                                         Company since 1978.

CONTINUING DIRECTORS

                                     CLASS 2
                              TERM EXPIRES IN 2001

NAME                          AGE     HAS SERVED AS                     PRINCIPAL OCCUPATION
----                          ---     DIRECTOR SINCE                   AND BUSINESS EXPERIENCE
                                      --------------                   -----------------------

Michael W. Paolercio (1)      49           1977          Mr. Paolercio has been Co-Chairman of the Board of
                                                         Michael Anthony since 1986. He has been Chief Executive
                                                         Officer of Michael Anthony (or its predecessor) since
                                                         1977.   He has also been President of Michael Anthony
                                                         from 1977 to 1993.  Michael W. Paolercio is Anthony
                                                         Paolercio's brother, Michael A. Paolercio's cousin and is
                                                         married to Michelle Light, an executive officer of
                                                         Michael Anthony.  Mr. Paolercio is also Nathan Light's
                                                         son-in-law.

Allan Corn                    56           1989          Since 1990, Mr. Corn has been Senior Vice President of
                                                         Michael Anthony and, since 1988, he has been Chief
                                                         Financial Officer of Michael Anthony. From 1987 to 1988,
                                                         Mr. Corn was Vice President and Controller of Michael
                                                         Anthony.

David S. Harris (2)(3)(4)     40           1995          Mr. Harris has been a Managing Director at ING Barings,
                                                         LLC, an investment banking and securities brokerage firm,
                                                         since 1990, which Firm has been engaged by Michael Anthony to provide financial advisory and investment banking
                                                         services for the 2001 fiscal year.

                                     CLASS 3
                              TERM EXPIRES IN 2002

NAME                         AGE       HAS SERVED AS                     PRINCIPAL OCCUPATION
----                         ---       DIRECTOR SINCE                   AND BUSINESS EXPERIENCE
                                       --------------                   -----------------------


Anthony Paolercio, Jr.       47             1977          Mr. Paolercio has been Co-Chairman of the Board since
                                                          1986 and President since October 1997. He served as
                                                          Executive Vice President from 1986 to 1997.
                                                          Mr. Paolercio was Chief Operating Officer of Michael
                                                          Anthony (or its predecessor) from 1977 to 1993. Anthony
                                                          Paolercio is Michael W. Paolercio's brother and Michael
                                                          A. Paolercio's cousin.

Nathan R. Light              65             1998          Since May 1999, Mr. Light has been Chairman and Chief
(1)                                                       Executive Officer of National Electronics Warranty
                                                          Company. From October 1998 to May 1999, he was President
                                                          of National Electronics Warranty Company, Jewelry
                                                          Division. From 1996 to 1998, he was the founder and
                                                          Chairman of LDC Group, Inc. the operator of the Only
                                                          Diamonds retail chain. From 1977 to 1995, Mr. Light was
                                                          Chairman and Chief Executive Officer of Sterling, Inc.,
                                                          one of the nation's largest jewelry retailers. Mr. Light
                                                          is Michelle Light's father and Michael W. Paolercio's
                                                          father-in-law.

Barry Scheckner              50             1999          Mr. Scheckner has been an independent consultant to
(2)(3)                                                    retailers and manufacturers since June 1999.  From
                                                          December 1988 to May 1999 he was Senior Vice President
                                                          and Chief Financial Officer of Finlay Fine Jewelry.

-----------------------

(1)   Member of Nominating Committee
(2)   Member of Audit Committee
(3)   Member of Compensation Committee
(4)   Member of Special Real Estate Committee

         The following persons serve as executive officers of Michael Anthony in addition to certain of the persons set forth above:

- Michelle Light, age 42, has been Executive Vice President since October, 1997, and previously served as (a) Senior Vice President of Sales and Marketing from March 1993 until October 1997 and (b) Senior Vice President of Merchandising from 1991 until March 1993. Prior to joining Michael Anthony, Ms. Light was employed by Jan Bell Marketing, Inc. from 1984 until 1991 and served as Jan Bell's Senior Vice President of Merchandising from 1988 until 1991. Ms. Light is married to Michael W. Paolercio and is the daughter of Nathan Light.

- Mark C. Hanna, age 53, has been Senior Vice President of Sales and Marketing since October 1997. Prior to joining Michael Anthony, Mr. Hanna served as President of Dalow Industries from 1995 until October 1997 and President of Leach & Garner International from 1990 until 1995.

- Gregory Torski, age 45, has been Executive Vice President of Operations, Chief Technology Officer and Assistant to the President since September 1999, and previously served as (a) Chief Information Officer and Senior Vice President from April 1998 until September 1999,
         (b) as Vice President of Information Systems from 1995 until April 1998, and (c) Director of Information Systems from September 1994 until 1995. Prior to joining Michael Anthony, Mr. Torski had been Vice President and Chief Information Officer of the Fine Jewelry Division at Town & Country Corporation since 1991 and served as Town & Country's Director of Information Systems since 1989.

- B. Robert Hochberg, age 58, has been Senior Vice President of Sales and Merchandising since March 1999. Prior to joining Michael Anthony, Mr. Hochberg served as Executive Director of Merchandising and Marketing of Jacmel Jewelry from 1995 until March 1999, and an equity owner of Skalet Manufacturing Inc. from 1973 until 1995 and served as Skalet's National Sales Manager from 1969 until 1973.

         The board of directors has an audit committee, which met twice during the 2000 fiscal year. Each of the directors on the audit committee was independent during the fiscal 2000 year within the meaning of section 121(A) of the American Stock Exchange Listing Standards. The primary functions of the audit committee are to provide assistance to the board of directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, Michael Anthony's internal accounting staff and independent accountants. In addition, the audit committee approves the professional services provided by the independent accountants of Michael Anthony prior to the performance of such services and considers the range of audit fees.

         The board of directors also has a compensation committee, which met twice during the 2000 fiscal year. The primary functions of the compensation committee are to provide assistance to the board of directors in assessing and approving the compensation of Michael Anthony's officers. The compensation committee also administers Michael Anthony's 1993 Long Term Incentive Plan.

         The board of directors has a nominating committee, which met once during the 2000 fiscal year. The primary functions of the nominating committee are to make nominations to fill vacancies on the board or a committee of the board. The nominating committee will consider nominees recommended by stockholders, if the nominations are submitted in writing on a timely basis and the nominee has agreed in writing to serve, if elected.

         The board of directors has a special real estate committee, which met once during the 2000 fiscal year. The primary function of the real estate committee is to evaluate potential real estate opportunities and advise management of their findings.

         During the 2000 fiscal year, the board of directors had five meetings and each director attended at least 75% of the aggregate number of meetings of the board of directors and standing committees on which he served.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         In general, "beneficial ownership" includes those shares a stockholder has the power to vote or transfer and stock options that are exercisable within 60 days. Information with respect to Goldman Sachs Asset Management and Dimensional Fund Advisors Inc. is generally as of the date of the most recent filing by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, and is based solely on information contained in such filings. On May 3, 2000, Michael Anthony had outstanding 6,357,643 shares of common stock. Unless otherwise indicated, these stockholders may be reached at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550. As used in the following table, an asterisk in the Percentage of Outstanding Stock column means less than 1%.

------------------------------------------- ------------ -------------- -------------- ----------------
                                                            OPTIONS                       PERCENTAGE
                                                          EXERCISABLE       TOTAL             OF
             BENEFICIAL OWNER                 SHARES       WITHIN 60     BENEFICIAL      OUTSTANDING
                                               OWNED         DAYS         OWNERSHIP         STOCK
------------------------------------------- ------------ -------------- -------------- ----------------
Goldman Sachs Asset Management                486,800          0           486,800          7.66%
1 New York Plaza
New York, New York
------------------------------------------- ------------ -------------- -------------- ----------------
Dimensional Fund Advisors Inc.                487,600          0           487,600          7.67%
1299 Ocean Avenue 11th Floor
Santa Monica, California 90401
------------------------------------------- ------------ -------------- -------------- ----------------
Michael W. Paolercio                         1,000,000      60,300      1,325,300(1)       20.65%
------------------------------------------- ------------ -------------- -------------- ----------------
Anthony Paolercio, Jr.                        939,900       60,300      1,458,200(2)       22.72%
------------------------------------------- ------------ -------------- -------------- ----------------
Michelle Light                                   0          44,100          44,100            *
------------------------------------------- ------------ -------------- -------------- ----------------
Allan Corn                                     4,000        33,140          37,140            *
------------------------------------------- ------------ -------------- -------------- ----------------
Michael A. Paolercio                           3,000        13,080          16,080            *
------------------------------------------- ------------ -------------- -------------- ----------------
Gregory Torski                                   0          15,060          15,060            *
------------------------------------------- ------------ -------------- -------------- ----------------
Mark C. Hanna                                    0          40,200          40,200            *
------------------------------------------- ------------ -------------- -------------- ----------------
B. Robert Hochberg                               0          15,300          15,300            *
------------------------------------------- ------------ -------------- -------------- ----------------
Michael Wager
Benesch, Friedlander, Coplan & Aronoff LLP     6,961        14,999          21,960            *
2300 BP Tower
200 Public Square
Cleveland, Ohio 44114
------------------------------------------- ------------ -------------- -------------- ----------------
David S. Harris
ING Barings, LLC                               5,961        15,001          20,962            *
55 E 52nd Street
New York, New York 10055
------------------------------------------- ------------ -------------- -------------- ----------------
Donald R. Miller                               5,961        13,334          19,295            *
68-10 108th Street
Forest Hills, New York 11375
------------------------------------------- ------------ -------------- -------------- ----------------
Nathan R. Light
11529 Tralee Drive                             1,355           0             1,355            *
Great Falls, Virginia  22066
------------------------------------------- ------------ -------------- -------------- ----------------
Barry S. Scheckner                               0             0              0               *
40 East 19th Street
New York, New York 10003
------------------------------------------- ------------ -------------- -------------- ----------------
All officers and directors as a group (13   1,967,138       324,814       3,014,952        45.12%
persons)
------------------------------------------- ------------ -------------- -------------- ----------------


--------

1 Includes 265,000 shares held by trusts for the benefit of Mr. Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership.

2 Includes 458,000 shares held by trusts for the benefit of Mr. Paolercio's children, of which Mr. Paolercio disclaims beneficial ownership.

STOCK OPTIONS AND WARRANTS

         The 1993 Long Term Incentive Plan was adopted to encourage ownership of Michael Anthony's common stock by officers and other key employees, to encourage their continued employment with Michael Anthony and to provide the participants with additional incentives to promote the success of Michael Anthony. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The compensation committee of the board of directors administers the Long Term Incentive Plan and recommends to the board which officers and employees should receive grants or awards thereunder.

         Michael Anthony has reserved 2,000,000 shares of common stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of May 3, 2000, eight executive officers and approximately 40 other key employees were eligible to participate in the Long Term Incentive Plan and stock options for an aggregate of 785,500 shares were outstanding.

         The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of Michael Anthony to acquire or increase their ownership of Michael Anthony's common stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of Michael Anthony. Michael Anthony has reserved 250,000 shares of common stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of Michael Anthony under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of common stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the board, not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director. As of May 3, 2000, stock options to purchase an aggregate of 70,000 shares were outstanding under the Directors' Plan. The non-employee directors eligible to receive stock options under such plan are Michael Wager, David Harris, Donald Miller, Nathan Light and Barry Scheckner.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table provides summary information relating to compensation earned by Michael Anthony's chief executive officer and each of the other four most highly compensated executive officers of Michael Anthony. As used in this table, "FY 2000" is the period from January 31, 1999 to January 29, 2000, "FY 1999" is the period from February 1, 1998 through January 30, 1999; and "FY 1998" is the period from February 2, 1997 through January 31, 1998.

                                     ------------------------------------------- -----------------
                                               ANNUAL COMPENSATION(1)               LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
------------------------------------ ------------------------------------------- ----------------- -----------------
    NAME AND PRINCIPAL POSITION         PERIODS        SALARY         BONUS          OPTIONS/         ALL OTHER
                                                           ($)           ($)           SARS          COMPENSATION
                                                                                        (#)               $
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Michael W. Paolercio. . . . . .         FY 2000       $297,000       $60,000        45,000(2)             __
Co-Chairman of the Board                FY 1999       $289,500       $40,000            __                __
and Chief Executive Officer             FY 1998       $260,000          __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Anthony Paolercio, Jr. . . . .  .       FY 2000       $297,000       $60,000        45,000(3)             __
Co-Chairman of the Board                FY 1999       $289,500       $40,000            __                __
and President                           FY 1998       $260,000          __              __                __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Michelle Light. . . . . . . . . .       FY 2000       $232,615       $50,000            __                __
Executive Vice President                FY 1999       $229,327       $35,000            __                __
                                        FY 1998       $207,346          __          30,000(4)             __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Mark C. Hanna. . . . . . . . . . .      FY 2000       $237,115       $50,000            __            123,228(6)
Senior Vice President,                  FY 1999       $229,460       $35,000            __                __
Sales and Marketing                     FY 1998        $63,173(5)       __          60,000(5)             __
------------------------------------ -------------- -------------- ------------- ----------------- -----------------
Gregory Torski. . . . . . . . . . .     FY 2000       $183,785       $25,000         9,000(7)             __
Executive Vice President                FY 1999       $179,282       $31,250            __                __
                                        FY 1998       $145,500          __              __                __
--------------------------------------------------------------------------------------------------------------------

(1) As permitted by the rules issued by the SEC, excludes certain perquisites since there are none in an amount exceeding the lesser of either $50,000 or 10% of the total of annual salary and bonus.

(2) Mr. Paolercio received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on April 9, 1999 in installments of 15,300 shares, 14,840 shares and 14,850 shares at an exercise price of $3.625 per share.

(3) Mr. Paolercio received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on April 9, 1999 in installments of 15,300 shares, 14,840 shares and 14,850 shares at an exercise price of $3.625 per share.

(4) Ms. Light received an option under the Long-Term Incentive Plan to purchase 30,000 shares which vest annually over a three-year period that commenced on October 14, 1997 in installments of 10,200 shares, 9,900 shares and 9,900 shares at an exercise price of $3.00 per share.

(5) Mr. Hanna was hired on October 22, 1997 and received an option under the Long-Term Incentive Plan to purchase 60,000 shares which vest annually over a three period that commenced on October 23, 1997 in installments of 20,400 shares, 19,800 shares and 19,800 shares at an exercise price of $2.875 per share.

(6) Mr. Hanna received a personal loan from the Company. See Certain Relationships and Related Transactions (see page 24).

(7) Mr. Torski received an option under the Long-Term Incentive Plan to purchase 9,000 shares which vest annually over a three-year period that commenced on April 9, 1999 in installments of 3,060 shares, 2,970 shares and 2,970 shares at an exercise price of $3.625 per share.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         In early 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan. The Plan will provide for severance payments to Michael W. Paolercio, Anthony Paolercio, Michelle Light, Mark Hanna, Greg Torski and other key employees. The severance payments to the executive officers will be an amount equal to their most recent base salary and bonus. Other employees are entitled to severance payments equal to their most recent base salary and bonus. The plan also provides for continuation of medical and dental benefits for a period of one year and automatic vesting of stock options if permissible under the stock option plan. The severance benefits are triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board and either (a) the employee is terminated, actually or constructively, including any substantial change in duties or scope of authority but not to include "for cause" termination or (b) the employee resigns for "good reason", including reduction in salary or benefits, change in title or scope of authority or relocation beyond a 25 mile radius of Michael Anthony's Mount Vernon, New York headquarters. The Plan covers a termination of employment or resignation for "good reason" that occurs within 12 months after the change of control. Individual agreements have been entered into by each of these executive officers and other key employees.

         Michael Anthony does not have employment agreements with its executive officers.

         Under Michael Anthony's severance policy, if an executive officer's employment is terminated without cause, the officer is entitled to one month's base compensation, without bonus, for each year of service, up to a maximum of six months.

         On October 22, 1997, Michael Anthony entered into a Severance Agreement with Mark Hanna, who joined Michael Anthony as Senior Vice President of Sales and Marketing. Under the terms of the Severance Agreement, if Mr. Hanna's employment with Michael Anthony is terminated without cause prior to October 22, 2000, he will be entitled to receive an amount equal to three month's base compensation.

STOCK OPTION AND SAR GRANTS

         The following table sets forth the information noted for all grants of stock options to each of the executive officers named in the Summary Compensation Table during the 2000 fiscal year. There were no grants of stock appreciation rights during the 2000 fiscal year.

                        OPTION GRANTS IN 2000 FISCAL YEAR

                               -------------------------------------------------------------- ----------------------
                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                     INDIVIDUAL GRANTS                           ANNUAL RATES OF
                                                                                                   STOCK PRICE
                                                                                                APPRECIATION FOR
                                                                                                   OPTION TERM
------------------------------ -------------------------------------------------------------- ----------------------
                                             % OF TOTAL OPTIONS   EXERCISE
                                 OPTIONS         GRANTED TO       PRICE         EXPIRATION
                NAME            GRANTED #         EMPLOYEES         ($/SH)         DATE        5% ($)      10%($)
------------------------------ ------------- -------------------- ----------- --------------- ---------- -----------
Michael W. Paolercio . . .        45,000            15.6%           $3.625        4/8/04      $45,068    $99,589
------------------------------ ------------- -------------------- ----------- --------------- ---------- -----------
Anthony Paolercio, Jr. . .        45,000            15.6%           $3.625        4/8/04      $45,068    $99,589
------------------------------ ------------- -------------------- ----------- --------------- ---------- -----------
Gregory Torski . . . . . . .      9,000              3.1%           $3.625        4/8/04       $9,014    $19,918
------------------------------ ------------- -------------------- ----------- --------------- ---------- -----------


STOCK OPTION EXERCISES

         The following table sets forth the information noted for all exercises of stock options by each of the executive officers named in the Summary Compensation Table during the 2000 fiscal year. There were no exercises of stock appreciation rights during the 2000 fiscal year.

                 AGGREGATED OPTION EXERCISES IN 2000 FISCAL YEAR
                  AND OPTION VALUES AT END OF 2000 FISCAL YEAR

--------------------------- ------------ ----------- ------------------------------- --------------------------------
                                                          Number of Securities                Value of Unexercised
                                                         Underlying Unexercised         In-the- Money Options at
                                                      Options at January 29, 2000         January 29, 2000 (1)
--------------------------- ------------ ----------- ------------------------------- --------------------------------
           Name               Shares     Value        Exercisable    Unexercisable    Exercisable    Unexercisable
                             Acquired     Realized
                            on Exercise
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Michael W. Paolercio            -0-      $  -0-         45,000          45,000           $ -0-           $ -0-
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Anthony Paolercio               -0-      $  -0-         45,000          45,000           $ -0-           $ -0-
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Michelle Light                  -0-      $  -0-         44,100           9,900           $ -0-           $ -0-
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Mark C. Hanna                   -0-      $  -0-         40,200          19,800         $115,575         $56,925
--------------------------- ------------ ----------- -------------- ---------------- -------------- -----------------
Gregory Torski                  -0-      $  -0-         12,000           9,000           $ -0-           $ -0-
---------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of common stock on January 29, 2000, which was $2.8750 per share.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael Wager, Esq., a director of Michael Anthony and chairman of the compensation committee, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP, which provided Michael Anthony with legal services during the 2000 fiscal year.

         David Harris, a director of Michael Anthony and a member of the compensation committee, is the Managing Director of ING Barings LLC, an investment banking and securities brokerage firm which has been engaged by Michael Anthony to provide financial advisory and investment banking services during the 2001 fiscal year.

         Unless specifically incorporated by reference, the following sections "Report of the Compensation Committee", "Report of the Audit Committee" and "Michael Anthony's Performance" will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. In addition, these sections will not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the board of directors of Michael Anthony establishes the general compensation policies of Michael Anthony, establishes the compensation levels for executive officers and administers Michael Anthony's Long Term Incentive Plan. The compensation committee is composed of three independent directors.

EXECUTIVE OFFICER COMPENSATION

         Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under Michael Anthony's Long Term Incentive Plan. Salaries are determined annually, based on factors that include:

-   job responsibilities                      -    individual performance,
                                              ability, and experience

-   salaries at comparably-sized companies    -   specific considerations that
                                              may have particular importance to
                                              Michael Anthony at the time

               Annual cash bonuses are determined based on factors that include Michael Anthony's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the committee is intended to reflect and promote Michael Anthony's values and reward the individual officers for outstanding contributions to Michael Anthony's performance.

     Long term incentive awards under Michael Anthony's Long Term Incentive Plan are an important component of Michael Anthony's compensation philosophy. The committee believes that it is essential for Michael Anthony's executive officers to own significant amounts of common stock in order to align the long-term interests of such executives with those of Michael Anthony's stockholders and to encourage such officers to increase stockholder value. The awards under the Long Term Incentive Plan to date to each of the executive officers are described on page 16 of this proxy statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in Michael Anthony. The committee believes that the ownership of common stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize Michael Anthony's overall performance. These awards also aid in retaining executive officers and will assist in Michael Anthony attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The compensation committee determined the chief executive officer's compensation for the 2000 fiscal year based upon a number of facts and criteria, including consideration of Michael Anthony's overall performance and his individual performance targets. The chief executive officer's salary was determined based on a review by the committee of the chief executive officer's performance. During the 2000 fiscal year, the chief executive officer received an increase in base compensation and a bonus. Michael Anthony's performance supported this increased compensation. Michael Anthony did grant stock options to the chief executive officer during the 2000 fiscal year.

DEDUCTIBILITY

         It is the present intention of Michael Anthony to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

Cash bonuses were awarded to executive officers for the 2000 fiscal year. In the committee's opinion, Michael Anthony's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

Compensation Committee

Michael Wager, Chairman
David S. Harris
Donald R. Miller
Barry S. Scheckner

                           CHARTER OF AUDIT COMMITTEE

The board of directors has adopted a written charter for its audit committee. The Charter reads as follows:

1. This Charter will be reviewed by the Board of Directors at the Annual Meeting of the Board of Directors and published in the Company's Proxy Statement every three years commencing with the Year 2000;

2. The Audit Committee will regularly review for the Board the activities of the Company's internal auditors and its independent accountants;

3. The Audit Committee will regularly evaluate the Company's organization, internal controls, policies, procedures and practices to determine whether they are reasonably designed to assure the accuracy and adequacy of the Company's records and financial statements;

4. The Audit Committee will regularly review the Company's financial statements and reports as well as monitor compliance with the Company's internal controls, policies, procedures and practices; and

5. The Audit Committee will annually consider the qualifications of the independent accountants of the Company and make recommendations to the Board as to their selection; review and approve audit fees and fees for non-audit services rendered or to be rendered by the independent accountants; review the audit plan and services rendered or to be rendered by the independent accountants for each year and the results of their audit for the previous year. Audit Committee reviews and oversees implementation of suggestions under letter of recommendation.

                            REPORT OF AUDIT COMMITTEE
                            -------------------------

The Audit Committee is comprised of three independent directors who are financially literate.

The Audit Committee has reviewed and discussed the audited financial statements with Management.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence.

The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

David Harris, Chairman
Donald Miller
Barry Scheckner

                       MICHAEL ANTHONY'S STOCK PERFORMANCE

         The following graph compares the cumulative total stockholder return on Michael Anthony's common stock, the AMEX market index, and the peer group indexes over a five-year period commencing July 1, 1995. The peer group index consists of Oro America, Inc., DG Jewellery of Canada, and LJ International Inc., all of which manufacture and distribute precious metal jewelry. Michael Anthony believes the peer group index is comparable with Michael Anthony, since the companies included in the peer group index are jewelry manufacturers and distributors, both wholesale and retail, like Michael Anthony. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the peer group index are weighted for market capitalization.



                              [PERFORMANCE GRAPH]

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                   ----------------------------FISCAL YEAR ENDING ---------------------------
COMPANY/INDEX/MARKET               1/30/1995    1/26/1996    1/31/1997   1/30/1998    1/29/1999     1/28/2000
--------------------               ---------    ---------    ---------   ---------    ---------     ---------
Michael A. Jewelers                  100.00       78.33       83.33        58.33        90.00         78.33

Customer Selected Stock List         100.00       62.96       70.37        69.44       170.34        111.23

AMEX Market Index                    100.00      128.18      137.96       157.36       163.03        192.14



SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA  23293
         PHONE: 1-(800) 446-7922
         FAX:   1-(804) 649-6826

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Michael Anthony's officers and directors, and persons who own more than 10% of Michael Anthony's common stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock of Michael Anthony with the Commission and the AMEX. Officers, directors and greater than ten-percent stockholders are required by law to furnish Michael Anthony with copies of all such forms they file. A Form 3 Statement of Beneficial Ownership of Securities was not filed on a timely basis with the Securities and Exchange Commission by Nathan Light.

         To our knowledge, based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during the 2000 fiscal year, all other filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our manufacturing and distribution facilities are located in three adjacent buildings in Mount Vernon, New York, having a total of approximately 74,000 square feet. We leased the buildings housing our manufacturing facilities located at 60 and 70 South MacQuesten Parkway in Mount Vernon from Michael Anthony Company, now known as MacQuesten Realty Company, a New York general partnership, whose general partners are Michael W. Paolercio, Co-Chairman and Chief Executive Officer of Michael Anthony, and Anthony Paolercio, Co-Chairman and President of Michael Anthony. These leases were entered into in May 1991, and May 1995. During fiscal 2000 we paid rent of approximately $349,000 for these facilities, plus real estate taxes and other occupancy costs. We believe that the terms of these lease arrangements were no less favorable than those that could have been obtained from an unaffiliated party. If we did not exercise our option to acquire the properties located at 60 and 70 South MacQuesten Parkway, Mt. Vernon, discussed in more detail below, we would have paid an average annual rent of approximately $536,000 over the remaining term of the leases, plus real estate taxes and other occupancy costs. On April 9, 1999, Michael Anthony exercised its option to purchase the remaining manufacturing facilities housed in the buildings located at 60 and 70 South MacQuesten Parkway, Mt. Vernon at an aggregate purchase price of $2,450,000. On September 16, 1999, the acquisition was consummated. Michael Anthony incurred $929,000 of long term debt, which has a four year term and accrues interest at an annual rate of 7.5% and paid the balance with cash from its operations. At January 29, 2000, $836,000 of principle remained outstanding under the loan.

                    We also own the building housing our sales and administrative offices located at 115 South MacQuesten Parkway, in Mount Vernon, New York, and an adjacent parking area. The headquarters building has approximately 71,000 square feet.

         On December 22, 1999, Michael Anthony made a personal loan in the amount of $123,228.00 to Mr. Mark Hanna, Senior Vice President, Sales & Marketing. Principle and interest on such loan are due and payable on December 31, 2000. Interest accrues at the rate of 8% per annum until maturity date of December 31, 2000.

         David Harris, a director of Michael Anthony and a member of the compensation committee, is the Managing Director of ING Barings LLC, an investment banking and securities brokerage firm which has been engaged by Michael Anthony to provide financial advisory and investment banking services during the 2001 fiscal year.

         Michael Wager, a director of Michael Anthony, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP, which provided Michael Anthony with legal services during the 2000 fiscal year.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         On September 21, 1999, Michael Anthony filed a Form 8-K to report a change in certifying accountants with the firm of Deloitte & Touche, LLP being replaced by BDO Seidman, LLP effective September 15, 1999.

         On September 15, 1999, Deloitte & Touche, LLP was dismissed as Michael Anthony's principal accountant. Deloitte & Touche reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by both the audit committee and full board of directors of Michael Anthony. During Michael Anthony's two most recent fiscal years and subsequent interim periods, there were no disagreements with Deloitte & Touche, LLP on any matter of accounting or practices, financial statement disclosures or auditing scope or procedure.

             A representative of BDO Seidman, LLP will be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS PROPOSALS

         All stockholder proposals which are intended to be presented at the 2001 annual meeting of stockholders of Michael Anthony must be received by Michael Anthony no later than January 28, 2001 for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting. If Michael Anthony is not notified of a stockholder proposal before April 12, 2001, then the proxies held by management of Michael Anthony for the 2001 annual meeting of stockholders will provide discretionary authority to vote against such stockholder proposal even though the proposal is not discussed in the proxy statement.

                                 OTHER BUSINESS

         The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

By the Order of the Board of Directors

Michael Wager
Secretary

Dated: May 26, 2000


A COPY OF MICHAEL ANTHONY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC., 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                         MICHAEL ANTHONY JEWELERS, INC.
                          PROXY/VOTING INSTRUCTION CARD

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                            MEETING ON JUNE 26, 2000

         The undersigned hereby appoints Michael W. Paolercio, Anthony Paolercio, Jr. and Michael A. Paolercio, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 3, 2000 at the Annual Meeting of Stockholders to be held at Michael Anthony's headquarters, 115 South MacQuesten Parkway, Mount Vernon, New York, on June 26, 2000, at 10:00 a.m. and at any postponements or adjournments thereof, upon all other subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. IF THIS PROXY IS SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED AS PROPOSAL 1 OF THIS CARD, AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. If you have made any comments on this card, please mark the Comments box on the reverse side of this card.


                          (CONTINUATION ON OTHER SIDE)

                  PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                          BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                        MICHAEL ANTHONY JEWELERS, INC.

                                  JUNE 26, 2000





               - Please Detach and Mail in the Envelope Provided -


A.  [X]  PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.

                             FOR all nominees           WITHHOLD
                          listed at right (except    authority for
                             as marked to the         all nominees
                             contrary below)        listed at right
PROPOSAL 1.  Election of                                               NOMINEES:   Michael A. Paolercio
             Directors             [ ]                     [ ]                     Michael Wager
                                                                                   Donald R. Miller

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S                                     I PLAN TO ATTEND THE ANNUAL MEETING [ ]
NAME FROM THE LIST AT RIGHT.)
                                                                                                     I HAVE NOTED COMMENTS BELOW [ ]

                                                                                                               Change of Address [ ]

                                                                PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



                                                       Dated:            , 2000
---------------------------  -------------------------       ------------
         SIGNATURE                   SIGNATURE


Note: Please sign this proxy card and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.